UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2013

BofI HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4350 La Jolla Village Drive, Suite 140 San Diego, CA	92122
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant's Certifying Accountant.
(a)    On March 29, 2013, BofI Holding, Inc. (the "Registrant"), parent of BofI Federal Bank, dismissed Crowe Horwarth LLP ("Crowe") as its independent registered public accounting firm. The dismissal of Crowe was approved by the Registrant's Audit Committee.

The audit reports of Crowe on the consolidated financial statements of the Registrant as of and for the fiscal years ended June 30, 2011 and 2012, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended June 30, 2011 and 2012, and from June 30, 2012 through the effective date of Crowe's dismissal (the "Relevant Period"), there have been no disagreements between the Registrant and Crowe on any matters of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused Crowe to make reference to the subject matter of such disagreements in connection with its reports. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) ("Reportable Events") of Regulation S-K issued by the Securities and Exchange Commission (the "Commission").

The Registrant provided Crowe with a copy of the foregoing disclosures pursuant to the rules of the Commission that Crowe provide the Registrant with a letter addressed to the Commission stating whether Crowe agrees with the statements set forth in this subsection (a) and, if not, stating the respects in which it does not agree. Crowe's response letter is attached as an exhibit hereto.

(b)    On March 29, 2013, the Registrant engaged BDO USA LLP (“BDO”) as its independent registered public accounting firm to audit the Registrant's financial statements for its current fiscal year. The engagement of BDO was approved by the Registrant's Audit Committee.

During the Relevant Period, neither the Registrant nor anyone acting on behalf of the Registrant (to the Registrant's knowledge) consulted with BDO regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) any Reportable Event.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

16.1     Letter from Crowe Horwarth LLP to the Securities and Exchange Commission, dated April 3, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BofI HOLDING, INC.

Date: April 4, 2013	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer

EXHIBIT 16.1

April 3, 2013

Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, N. E.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read the statements included under Item 4.01 of the Form 8-K to be filed by BofI Holding, Inc. (the Company) and dated April 4, 2013, and we agree with such statements, except that we are not in a position to agree or disagree that the Company engaged BDO USA LLP as independent accountants, that the decision to change accountants was approved by the Audit Committee, or with the statements made in the sixth paragraph.

/s/ Crowe Horwath LLP